UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2002

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)


   Delaware                      File No. 1-3285                41-0417775
   --------                      ---------------                ----------
  (State of                  (Commission File Number)        (I.R.S. Employer
incorporation)                                            Identification Number)

3M Center, St. Paul, Minnesota                                    55144
------------------------------                                    -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone, including area code:                  (651) 733-1110

         --------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 5.    Other Events.

Attached are the Bylaws of 3M Company, as amended and effective as of November 11, 2002.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits Required by Item 601 of Regulation S-K:

    Exhibit Number      Description
    --------------      -----------
    3.2                 Bylaws of 3M Company, effective as of November 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   3M COMPANY
                                                   -----------------------
                                                   (Registrant)

                                                   By: /s/ Gregg M. Larson
                                                   -----------------------
                                                   Gregg M. Larson,
                                                   Assistant General Counsel and
                                                   Secretary
Date: December 9, 2002


                                  EXHIBIT INDEX

    Exhibit Number      Description
    --------------      -----------
    3.2                 Bylaws of 3M Company, effective as of November 11, 2002